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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 1999 which appears on page F-2 of Form 10-K for Wireless Telecom Group, Inc. for the year ended December 31, 1998.





                                        LAZAR LEVINE & FELIX LLP


New York, New York
March 24, 1999



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